Exhibit 10.1

First Amendment to SECURITIES PURCHASE AGREEMENT

This FIRST Amendment to SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of September 12, 2025 (the “Signing Date”), is entered into by and among Galaxy Payroll Group Limited, a company with limited liability incorporated in the British Virgin Islands (the “Company”), and the entities listed on the schedule of investors updated and attached hereto as Schedule I (as updated from time to time) (each an “Investor” and collectively, the “Investors”).

W I T N E S E T H:

WHEREAS, the Investors and the Company (collectively, the “Parties”) entered into that certain Securities Purchase Agreement dated as of July 11, 2025 (the “Securities Purchase Agreement”);

WHEREAS, the Company effected a 1-for-10 share consolidation on September 8, 2025 (the “Share Consolidation”); and

WHEREAS, the Parties hereto wish to make certain amendments to the Securities Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement.

2. Amendment. Pursuant to the provisions of Section 12.5 of the Securities Purchase Agreement, the Securities Purchase Agreement is hereby amended as follows:

(a) Par Value of the Company’s Ordinary Shares. Section 2.6 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“2.6 ‘Ordinary Share’ means the Company’s class A ordinary share, $0.00625 par value.”

(b) Purchase Price. Section 2.20 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“2.20 ‘Purchase Price’ means $0.2178 per Share (equivalent to $2.178 after the Share Consolidation), being 60% of the listed closing price of the Company’s Ordinary Shares on September 5, 2025.”

3. No Other Amendments; Effect of Amendment. Except for the amendments expressly set forth in this Amendment, the Securities Purchase Agreement shall remain unchanged and in full force and effect. This Amendment shall form a part of the Securities Purchase Agreement for all purposes, and the Parties shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Securities Purchase Agreement shall be deemed a reference to the Securities Purchase Agreement as amended hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the Parties.

4. Governing Law; Waiver of Jury Trial; Submission to Jurisdiction. Section 12.9 of the Securities Purchase Agreement is incorporated by reference herein to apply with full force to any disputes arising under this Amendment.

5. Further Assurance. Each party hereto shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions and matters contemplated by this Amendment.

[The remainder of this page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

INVESTOR:

Signature:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Company:

Galaxy Payroll Group Limited

By:
Name:
Title:

SCHEDULE I

SCHEDULE OF INVESTORS